SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 21, 2004

(Date of earliest event reported)

ONYX ACCEPTANCE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-28050	33-0577635
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

27051 Towne Centre Drive
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 10.147.1
EXHIBIT 10.147.2
EXHIBIT 10.147.3
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     On September 21, 2004, Registrant entered into a definitive Agreement and Plan of Merger pursuant to which Registrant will be acquired by Capital One Auto Finance, Inc(“COAF”), a wholly-owned subsidiary of Capital One Financial Corporation. The form of the transaction is a merger of Registrant with a subsidiary of COAF, in which Registrant will be the surviving corporation and all shareholders and exercising option holders will receive $28.00 per share of Registrant common stock that is cancelled in the merger.

     Closing of the merger is expected to occur in the first quarter of 2005 and will be subject to approval of Registrant’s stockholders at a special meeting to be called pursuant to a proxy statement to be filed with the SEC, and other governmental approvals and third-party consents.

     As an inducement to COAF, each of the stockholder/employees of Registrant listed on Exhibit A to the Agreement and Plan of Merger signed a voting agreement in the form set forth as an exhibit hereto. In addition, Registrant amended its Rights Agreement in effect with American Stock Transfer & Trust Co. as Registrant’s Agent.

Item 7.01 Regulation FD Disclosure.

     On September 22, 2004, Registrant and Capital One Financial Corporation issued a joint press release announcing the signing of the Agreement and Plan of Merger.

     Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be “filed”, with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings. Exhibits 10.147.1, 10.147.2 and 10.147.3 are being filed hereby.

Item 9.01 Financial Statements and Exhibits.

10.147.1	Agreement and Plan of Merger dated September 21, 2004

10.147.2	Form of Voting Agreement

10.147.3	Amendment to Rights Agreement

99.1	Press Release issued September 22, 2004

2

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE CORPORATION

September 23, 2004	By:	/s/ Michael A. Krahelski
Michael A. Krahelski,
Executive Vice President

3

EXHIBIT INDEX

Exhibit	Description
10.147.1	Agreement and Plan of Merger dated September 21, 2004

10.147.2	Form of Voting Agreement

10.147.3	Amendment to Rights Agreement

99.1	Press Release issued September 22, 2004